Exhibit 99.1

M A Z A R S
_____________________________________________________________________________________________________________________________________________________________________________________________
DENGE

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
INDEPENDENT AUDITORS’ REPORT AND
FINANCIAL STATEMENTS AT
31 DECEMBER 2009 AND 2008

DENGE BAGIMSIZ DENETIM SERBEST MUHASEBECI MALI MUSAVIRULIK A. S.
Hurriyer Moh. Dr. Cemil Bengu Cad. Hak is Merkezi No: 2 K: 1-2 Caglayan 34403 Kagithane / ISTANBUL
Tel: (0212) 296 51 00 {pbx} Fax: (0212) 296 51 99 • Tic.Sic.No: 262368-209940 • www.mazarsdenge.com.tr • denge@mazarsdenge.com.tr

M A Z A R S
_____________________________________________________________________________________________________________________________________________________________________________________________
DENGE
Independent Auditors’ Report

To the Shareholders of
Touch It Technologies Kollektif Sirketi Ronald George Murphy ve Ortaklan

We have audited the accompanying balance sheets of Touch It Technologies Kollektif Sirketi Ronald George Murphy ve Ortaklan (“the Company”) as of December 31, 2009 and 2008, and the related statements of income, changes in equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Touch It Technologies Kollektif Sirketi Ronald George Murphy ve Ortaklan as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America (US GAAP).

Without qualifying our opinion we would like to draw attention to the following;

The accompanying US GAAP financial statements of the Company have been prepared on a going concern basis. However, in the accompanying financial statements, the Company’s current liabilities exceed its current assets by USD 360,748 and the total equity shows a negative balance amounting to USD 329,472 as of December 31, 2009. The factors indicate that the Company’s ability to continue as a going concern may depend on financial support of its shareholders and its creditors. The financial statements (and notes thereto) do not disclose this fact.

Istanbul, 22 February 2010
DENGE BAGIMSIZ DENETIM SMMM A.S.

/s/ Moris Moreno
________________________________________
Moris Moreno
Partner

DENGE BAGIMSIZ DENETIM SERBEST MUHASEBECI MALI MUSAVIRUK A. S.
Hurriyer Moh. Dr. Cemil Bengu Cad. Hak is Merkezi No: 2 K: 1-2 Caglayan 34403 Kagithane / ISTANBUL
Tel: (0212) 296 51 00 {pbx} Fax: (0212) 296 51 99 • Tic.Sic.No: 262368-209940 • www.mazarsdenge.com.tr • denge@mazarsdenge.com.tr

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
BALANCE SHEETS AT 31 DECEMBER 2009 AND 31 DECEMBER 2008
(Amounts expressed in US Dollars (USD) in full unless otherwise indicated)

	Notes	31.12.2009	31.12.2008
CURRENT ASSETS
Cash and cash equivalents	4	52.641	9.359
Trade receivables, net	5	269.394	83.702
Inventories	7	166.448	212.646
Other current assets	8	400	3.975
Total current assets		488.883	309.682

NON CURRENT ASSETS
Property, plant and equipment, net	9	29.872	21.188
Other non current assets	10	3.725	—
Total non current assets		33.597	21.188

TOTAL ASSETS		522.480	330.870

CURRENT LIABILITIES
Borrowings	11	11.282	4.467
Trade payables	12	69.013	10.222
Due to shareholders	6	55.660	40.077
Due to related parties	6	642.160	275.355
Other current liabilities	13	71.516	5.659

Total current liabilities		849.631	335.780

NON CURRENT LIABILITIES
Borrowings	11	2.321	5.13 8
Total non current liabilities		2.321	5.118

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY
Share capital	14	90.000	90.000
Retained earnings		(100.028)	—
Net income / (loss) for the year		(319.444)	(100 028)

Total shareholders’ equity		(329.472)	(10.028)

TOTAL LIABILITIES AND
SHAREHOLDERS’ EQUITY		522.480	330.870

The accompanying notes form an integral part of these financial statements

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
STATEMENTS OF COMPREHENSIVE INCOME FOR THE YEARS ENDED
31 DECEMBER 2009 AND 31 DECEMBER 2008
(Amounts expressed in US Dollars (USD) in full unless otherwise indicated)

	Notes	01.01.- 31.12.2009	09.09.2008(date of inception)- 31.12.2008
NET SALES	15	1.252.061	98.678

COST OF SALES	16	(1.092.339)	(89.692)

Gross profit		159,722	8,986

MARKETING AND SELLING EXPENSE	17	(384.824)	(34.617)

GENERAL AND ADMINISTRATIVE EXPENSES	18	(84.431)	(99.163)

Income from operations		(309.533)	(124.794)

OTHER INCOME AND EXPENSES, net	19	(5.456)	101

FINANCIAL INCOME AND EXPENSES, net	20	(6.569)	(924)

Income before taxation and currency translation gain/(loss)		(321.558)	(125.617)

TAXATION CHARGE	3
Taxation current		—	—
Deferred		—	—

CURRENCY TRANSLATION GAIN/(LOSS)		2.114	25.589

Net income/(loss) for the year		(319.444)	(100.028)

OTHER COMPREHENSIVE INCOME		—	—

Total comprehensive income		(319.444)	(100.028)

The accompanying notes form an integral part of these financial statements

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
STATEMENT OF CASH FLOW FOR THE YEAR ENDED 31 DECEMBER 2009
(Amounts expressed in US Dollars (USD) in full unless otherwise indicated)

31.12.2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	(319.444)
Adjustments to reconcile net income to net cash provided By operating activities:
Depreciation and amortization	8.640

Changes in operating assets and liabilities
Trade receivables, net	(185.692)
Inventories	46.198
Other current assets	3.575
Other non current assets	(3.725)
Trade payables	58.791
Due to shareholders	15.583
Due to related parties	366.805
Other current liabilities	65.857
56.588
Net cash generated from (used for) operating activities

CASH FLOWS FROM FINANCING ACTIVITIES
Increase/(decrease) in short-term borrowings	6.815
Increase/(decrease) in long-term borrowings	(2.797)

Net cash (used for) provided from financing activities	4.018

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant and equipment and intangible assets	(17.324)

Net cash used for investing activities	(17.324)

NET INCREASE / (DECREASE) IN CASH AND BANKS	43.282

CASH AND BANKS AT BEGINNING OF THE YEAR	9.359

CASH AND BANKS AT END OF THE YEAR	52.641

The accompanying notes are an integral part of these statements.

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
STATEMENTS OF CHANGES IN EQUITY AS OF 31 DECEMBER 2009 AND 31 DECEMBER 2008
(Amounts expressed in US Dollars (USD) in full unless otherwise indicated)

	Share Capital	Retain Earnings	Net income / (loss) for the year	Total Shareholders’ Equity
Balance at 09.09.2008	—	—	—	—
(date of inception)

Additions	90.000	—	(100.028)	(10.028)

Balances at 31 December 2008	90.000		(100.028)	(10.028)

Transfer to retain earnings	—	(100.028)	100.028	—

Net income/(Ioss) for the year	—	—	(319.444)	(319.444)

Balances at 31 December 2009	90.000	(100.028)	(319.444)	(319.472)

The accompanying notes are an integral part of these statements.

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
31 DECEMBER 2009 AND 31 DECEMBER 2008

(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

1.GENERAL INFORMATION

Nature of Activities of the Company:

Touch It Technologies Kollektif Sirketi Ronald George Murphy ve Ortaklan (referred as “Touch It Technologies”) was established on September 2008. Touch It Technologies engages primarily in production and trade of technological blackboard runned by infrared system.

The Company has an operating license started on 09 September 2008 and standing on for 15 years in Trakya, Istanbul free zone area.

Form of the Company:

The Company established as a form of partnership (kollektif sirket). In Turkey, partnership is the association of two or more persons who co-own a business for trading goods under trade name. The co-owners have unlimited responsibility to their creditors. This form of companies does not have minimum capital requirements.

Average number of employees of the Company is stated as follows;

31.12 2009	31.12.2008
6	3

2. IMPACT OF RECENTLY ISSUED ACCOUNTING STANDARDS

In January 2010, the FASB issued an amendment to ASC 820, “Fair Value Measurements and Disclosure”, to require reporting entities to separately disclose the amounts and business rationale for significant transfers in and out of Level 1 and Level 2 fair value measurements and separately present information regarding purchase, sale, issuance, and settlement of Level 3 fair value measures on a gross basis. This standard is effective for interim and annual reporting periods beginning after December 15, 2009 with the exception of disclosures regarding the purchase, sale, issuance, and settlement of Level 3 fair value measures which are effective for fiscal years beginning after December 15, 2010, its adoption will not have a material impact on the Company’s financial statements.

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
31 DECEMBER 2009 AND 31 DECEMBER 2008
(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

3. SIGNIFICANT ACCOUNTING POLICIES:

3.1. Statement of compliance :

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”)

3.2. Basis of preparation :

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in U.S. dollars.

3.3. Basis of presentation financial statements :

The Company maintains its books of account and prepares its statutory financial statements in accordance with accounting principles in the Turkish Commercial Code and tax legislation. The accompanying financial statements are based on the statutory records, with adjustments and reclassifications, for the purpose of fair presentation in accordance with US GAAP.

3.4. Revenue recognition:

The company recognizes revenue when there is persuasive evidence of an arrangement, delivery has occurred or services are rendered, the sales price is determinable, and collectability is reasonably assured. Revenue typically is recognized at time of shipment. Sales are recorded net of discounts, rebates and returns.

3.5. Inventories :

Inventories are stated at the lower of cost or market. Costs, including an appropriate portion of fixed and variable overhead expenses, are assigned to inventories held by the method most appropriate to the particular class of inventory being valued on the weighted average basis.

TOUCH IT TECHNOLOGIES KOLLEKTIF SJRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED 31 DECEMBER 2009 AND 31 DECEMBER 2008
(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

3.6. Property, plant and equipment:

Property, plant and equipment are stated at cost. Depreciation is computed on the straight-line method over the estimated useful lives of the assets. Assets are reviewed for impairment whenever changes in circumstances or events may indicate that the carrying amounts are not recoverable. If the fair value is less than the carrying amount of the asset, a loss is recognized for the difference.

The ranges of estimated useful lives are as follows:

Machinery and equipments	2-6 years
Motor vehicles	4 years
Furniture, fixtures and office equipments	4-5 years

3.7 Borrowing costs

The historical cost of acquiring an asset includes the costs necessarily incurred to bring it to the condition and location necessary for its intended use. If an asset requires a period of time in which to carry out the activities necessary to bring it to that condition and location, the interest cost incurred during that period as a result of expenditures for the asset is a part of the historical cost of acquiring the asset.

All other borrowing costs are recognized in profit or loss in the period in which they are incurred.

3.8 Taxation

Partnerships (kollektif Sirket) are incorporated body according to Turkish Commercial Code; however, partnerships are not recognized as an incorporated body by income tax act. This fact results in paying individual income tax by partnerships, instead of being subject to corporate income tax. Moreover, services rendered by the Company in free zone area is excluded from paying both value added tax and individual income tax. The Company has Operating License for the exemption of income tax which has been taken from Undersecretariat of The Prime Ministry for Foreign Trade, numbered TRY-469, dated on 09 September 2008 and period of validation is 15 years.

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
31 DECEMBER 2009 AND 31 DECEMBER 2008

(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

3.9 Foreign currency transactions

The Company’s functional and reporting currency is the United States dollar. Monetary assets and liabilities denominated in foreign currencies are translated, using the exchange rate prevailing at the balance sheet date. Non-monetary assets and liabilities denominated in foreign currencies are translated at rates of exchange in effect at the date of the transaction. Average monthly rates are used to translate income and expenses. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income.

Following period rates are applicable as of 31 December 2009 and 31 December 2008;

	31.12.2009	31.12.2008

USD	1.5057	1.5123
EURO	2.1603	2.1408
GBP	2.3892	2,1914

	31.12.2009	31.12.2008

Average USD	1.5454	1.2827

3.10 Leasing - the Company as Lessee

Leases are classified as capital leases whenever the terms of the lease transfer substantially all the risks and rewards of ownership to the lessee. All other leases are classified as operating leases.

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
31 DECEMBER 2009 AND 31 DECEMBER 2008

(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

3.11 Financial Instruments

Pursuant to ASC 820, “Fair Value Measurements and Disclosures”, and ASC 825, “Financial Instruments”, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
31 DECEMBER 2009 AND 31 DECEMBER 2008

(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

3.11 Financial Instruments (cont’d)

The Company’s financial instruments consist principally of cash, trade receivables and payables, borrowings and amount due to related parties. Pursuant to ASC 820, the fair value of cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. It is assumed that carrying amounts of financial instruments approximate their current fair values in line with their short term nature.

3.12 Cash and cash equivalents

Cash equivalents consist of highly liquid investments, which are readily convertible into cash, with original maturities of three months or less.

3.13 Subsequent Events

The Company has evaluated subsequent events through the date that the financial statements were issued, which was February 22, 2010; the date of report has been signed.

(4) CASH AND CASH EQUIVALENTS:

For the years ended at 31 December 2009 and 31 December 2008 cash and cash equivalents comprised as follows;

	31.12.2009	31.12.2008

Cash in hand	9,621	450
Banks	43,020	8,909

Total	52,641	9,359

(5) TRADE RECEIVABLES:

For the years ended at 31 December 2009 and 31 December 2008 trade receivables, net comprised as follows;

	31.12.2009	31.12.2008

Trade receivables	269,394	83,702

Total	269,394	83,702

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
31 DECEMBER 2009 AND 31 DECEMBER 2008

(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

(6) RELATED PARTY TRANSACTIONS:

Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making the financial and operating decisions. For the purpose of these financial statements shareholders are referred to as related parties. Related parties also included individuals that are principle owners, management and members of the Company’s Board of Directors and their families. In the course of conducting its business, the Company conducted various business transactions with related parties on commercial terms

Due to related parties and shareholders has been presented as follows:

a) Due to related parties

	31.12.2009	31.12.2008

Emko Emaye ve Yazi Tahtalan ve Egitim Gerecleri A.S.	570,532	176,604
RT Lojistik Dis Tic. KoIl.Sti. R. Tanisman ve Ortagi	25,529	98,751
Kamron Inc	46,099	—

Total	642,160	275,355
b) Due to shareholders

	31.12.2009	31.12.2008

Ali Riza Tanisman	22,657	13,072
Andrew Brabian Stuart	33,003	27,005

Total	55,660	40,077

Major purchases from related parties have been presented as follows:

c) Major purchases from related parties

Trade goods	31.12.2009	31.12.2008

Emko Emaye ve Yazi Tahtalari ve Egitim Gerecleri A S.	447,898	248,469
RT Lojistik Dis. Tic. KoIl.Sti. R. Tanisman ve Ortagi	156,524	84,043

Total	604,422	332,512

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
31 DECEMBER 2009 AND 31 DECEMBER 2008

(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

(6) RELATED PARTY TRANSACTIONS:

d) Services provided	31.12.2009	31.12.2008
Emko Emaye ve Yazi Tahtalari ve Egitim Gerecleri	21,267	32,422
A.S.	88,181	21,720
Kamron Inc.

Total	109,448	54,142

Major sales to related parties has been presented as follows:

Major sales to related parties	31.12.2009	31.12.2008
RT Lojistik Dis. Tic. Koll.Sti. R. Tanisman ve
Ortagi	179,035	—

	179,035	—

(7) INVENTORIES:

For the years ended at 31 December 2009 and 31 December 2008 inventories comprised as follows;

	31.12.2009	31.12.2008

Raw Material and Supplies	120,691	123,638
Finished Goods	16,045	—
Advances Given For Purchases	22,632	89,008
Other Inventories	7,080	—

Total	166,448	212,646

As of 31 December 2009 and 31 December 2008, inventories were insured for TRY 600,000.

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
31 DECEMBER 2009 AND 31 DECEMBER 2008
(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

(8) OTHER CURRENT ASSETS:

For the years ended at 31 December 2009 and 31 December 2008 other current assets comprised as follows;

	31.12.2008	31.12.2009

Deposits and Guarantees given	400	400
Prepaid Expenses	—	3,575

Total	400	3,975

(9) PROPERTY, PLANT AND EQUIPMENT, net:

For the years ended at 31 December 2009 and 31 December 2008 property, plant and equipment comprised as follows;

COST	Machinery And Equipment	Motor Vehicles	Furniture And Fixtures	Total
Balance @ 31.12.2008	3,655	12,522	5,911	22,088

Additions		16,933	391	17,324

Balance @ 31.12.2009	3,655	29,455	6,302	39,412

ACC. DEPRECIATION

Balance @ 31.12.2008	171	522	207	900

Additions (-)	1,024	6,306	1,310	8,640

Balance @ 31.12.2009	1,195	6,828	1,518	9,541
NET BOOK VALUE

Balance @ 31.12.2008				21,388
Balance @31 12.2009				29,872

As of 31 December 2009 and 31 December 2008, property, plant and equipment were insured for a value of TRY 54,300.

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
31 DECEMBER 2009 AND 31 DECEMBER 2008

(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

(10) OTHER NON CURRENT ASSETS:

For the years ended at 31 December 2009 and 31 December 2008 other non current assets comprised as follows;

	31.12.2009	31.12.2008

Prepaid Expenses	3,725	—

Total	3,725	—

(11) BANK LOANS:

For the years ended at 31 December 2009 and 31 December 2008 bank loans comprised as follows:

	31.12.2009	31.12.2008

Short term borrowings
TRY bank loans	11,282	4,467

Total	11,282	4,467

Long term borrowings
TRY bank loans	2,321	5,118

Total	2,321	5,118

Total	13,603	9,585

Analysis of bank loans’ repayments is as follows:

	31.12.2009	31.12.2008

Within one year	11,282	4,467
Between one to two years	2,321	5,118

Total	13,603	9,585

Bank Loans arise from purchases of two motor vehicles.

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
31 DECEMBER 2009 AND 31 DECEMBER 2008

(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

(12) TRADE PAYABLES:

For the years ended at 31 December 2009 and 31 December 2008 trade payables comprised as follows;

	31.12.2009	31.12.2008

Suppliers	65,831	10,222
Other Trade Payables	3,182	—

Total	69,013	10,222

(13) OTHER CURRENT LIABILITIES:

For the years ended at 31 December 2009 and 31 December 2008 other current liabilities comprised as follows:

	31.12.2009	31.12.2008

Due to Personnel	—	2,395
Social Security Withholdings Payable	685	952
Advances Received	68,597	2,312
Other Liabilities	2,234	—

Total	71,516	5,659

(14) SHARE CAPITAL:

The issued share capital of the Company is respectively for the years ended at 31 December 2009 and for the year ended at 31 December 2008 comprised as follows;

	31.12.2009		31.12.2008
	Shareholding Amount	%	Shareholding Amount	%
Ali Riza Tanisman	29,700	33%	29,700	33%
Andrew Stuart Brabin	30,600	34%	30,600	34%
Ronald George Murphy	29,700	33%	29,700	33%
	90,000	100%	90.000	100%

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
31 DECEMBER 2009 AND 31 DECEMBER 2008

(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

(15) SALES, net:

The composition of sales, net amount by principal operation for the years ended at 31 December 2009 and 31 December 2008 can be summarized as follows:

	01.01.-31.12.2009	inception-31.12.2008
Triumph board 78 inch	423,203	61,252
Triumph board 80 inch	330,937	—
Touchit board 78 inch	254,816	33,041
RM easyboard 78 inch	120,423	—
Others	64,566	4,385
Cleverboard	42,034	—
Triumph board 90 inch	34,114	—
Touchit board 50 inch	17,578	—
Touchit board 80 inch	17,533	—
Touchit board 90 inch	9,462	—
RM easyboard 50 inch	9,299	—
Triumph board 50 inch	5,880	—
Returns (-)	(77,784)	—

Total	1,252,061	98,678

(16) COST OF SALES (-):

The composition of cost of sales (-) by principal operations for the years ended at 31 December 2009 and 31 December 2008 can be summarized as follows:

	01.01.-31.12.2009	inception-31.12.2008

Direct Material Cost	1,028,456	60,581
Direct Labour Cost	23,697	2,515
General Production Overheads	51,715	26,082
Ending Inventory (Trade Goods)	(16,032)	—
Depreciation	4,503	514

Total	1,092,339	89,692

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
31 DECEMBER 2009 AND 31 DECEMBER 2008

(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

(17) MARKETING AND SELLING EXPENSES (-):

The composition of marketing and selling expenses (-) by principal operations for the years ended at 31 December 2009 and 31 December 2008 can be summarized as follows:

	01.01.-31.12.2009	inception-31.12.2008
Export expenses	169,528	6,978
Sales&marketing expenses of shareholders	109,381	—
Others	51,296	2,500
Fair expenses	36,849	23,553
Salaries	8,782	1,586
Cargo expenses	6,208	—
Depreciation	2,780

Total	384,824	34,617

(18) GENERAL AND ADMINISTRATIVE EXPENSES (-):

The composition of general and administrative expenses (-) by principal operations for the years ended at 31 December 2009 and 31 December 2008 can be summarized as follows:

	01.01.-31.12.2009	inception-31.12.2008

Shareholders expenses	46,200	52,661
Consulting expenses	20,315	1,655
Other miscellaneous expenses (Emko)	—	38,258
Travel expenses	3,962	—
Food expenses	3,132	1,950
Depreciation	1,357	386
Tax and duties	918	1,218
Other	8,547	3,035

Total	84,431	99,163

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
31 DECEMBER 2009 AND 31 DECEMBER 2008

(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

(19) OTHER INCOME AND (EXPENSES), net:

The composition of other income and (expenses), net for the years ended at 31 December 2009 and 31 December 2008 can be summarized as follows:

	01.01.-31.12.2009	inception-31.12.2008

Non tax deductable expenses	(10,516)	(73)
Other, net	5,060	174

Total	(5,456)	101

(20) FINANCIAL EXPENSES

The composition of financial income / (expenses), net for the years ended at 31 December 2009 and 31 December 2008 can be summarized as follows:

	01.01.-31.12.2009	inception-31.12.2008

Interest expenses	4,284	223
Other banking expenses	2,285	701

Total	6,569	924

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
31 DECEMBER 2009 AND 31 DECEMBER 2008

(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

(21) FOREIGN CURRENCY POSITION, net:

Foreign currency position, net for the years ended at 31 December 2009 and 31 December 2008 can be summarized as follows:

		31.12.2009		31.12.2008
	F/C Type	TRY	Foreign Currency	TRY	Foreign Currency
Banks	USD	63,090	41,901	5,196	3,436

Trade Receivables	USD	405,628	269,394	123,085	81,389
	EURO	—	—	—	—

Advances Given	USD	16,222	10,774	134,504	88,940
(Inventories)	EURO	—	—	—	—

Trade Payables and	USD	833,010	553,238	283,059	187,171
Due to related parties	EURO	1,953	904	—	—

Due to Shareholders	USD	49,693	33,003	2,500	1,653
	GBP	—	—	40,839	18,636

Advances Received	USD	103,288	68,598	—	—
(Other current liabilities)
Total F/C Assets	USD	484,940	322,070	262,785	173,765

Total F/C Liabilities	USD	985,991	654,839	285,559	188,824
	EURO	1,953	904	—	—
	GBP	—	—	40,839	18,636

Net F/C Assets and
Liabilities	USD	(501,051)	(332,769)	(22,774)	(15,059)
	EURO	(1,953)	(904)	—	—
	GBP	—	—	(40,839)	(18,636)

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
31 DECEMBER 2009 AND 31 DECEMBER 2008

(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

(22) FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES:

     Capital risk management

The Company manages its capital to ensure that it will be able to continue as a going concern while maximizing the return to stakeholders through the optimization of the debt and equity balance.

The capital structure of the Company consists of debt, which includes the borrowings, cash and cash equivalents and equity, comprising issued capital, reserves and retained earnings

Categories of financial jnstruments and fair values

31 December 2009	Financial assets at amortized cost	Loans and receivables	Financial liabilities at amortized cost	Carrying value	Fair value	Note
Financial assets
Cash and cash equivalants	—	52,641	—	52,641	52,641	4

Trade receivables	—	269,394	—	269,394	269,394	5

Financial liabilities
Borrowings	—	—	13,603	13,603	13,603	11

Trade payables (including related parties)	—	711,173	—	711,173	711,173	6-12

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
31 DECEMBER 2009 AND 31 DECEMBER 2008

(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

31 December 2008	Financial assets at amortized cost	Loans and receivables	Financial liabilities at amortized cost	Carrying value	Fair value	Note
Financial assets
Cash and cash equivalants	—	9,359	—	9,359	9,359	4

Trade receivables	—	83,702	—	83,702	83,702	5

Financial liabilities
Borrowings	—	—	9,585	9,585	9,585	11

Trade payables . (including related parties)	—	285,577	—	285,577	285,577	6-12

Financial risk factors

The Company’s activities expose it to variety of financial risks; market risk, credit risk and liquidity risk. The Company’s overall risk management program focuses on the unpredictability of financial markets seeks to minimize potential adverse effects on the Company’s financial performance.

Market risk

The Company’s activities expose it primarily to the financial risks of changes in foreign currency exchange rates.

Foreign currency risk management

The Company undertakes certain transactions denominated in foreign currencies. Hence, exposures to exchange rate fluctuations arise.

The carrying amount of the Company’s foreign currency denominated monetary assets and liabilities at the reporting dates is disclosed in note 21.

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
31 DECEMBER 2009 AND 31 DECEMBER 2008
(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

Credit risk management

Credit risk refers to the risk that counterparty will default on its contractual obligations resulting in financial loss to the Company. The Company has adopted a policy of only dealing with creditworthy counterparties. The Company’s exposure and the credit ratings of its counterparties are continuously monitored and the aggregate value of transactions concluded is spread amongst approved counterparties.

Liquidity risk management

Liquidity risk arises from the fact that the Company may not receive funds from its counterparties at the expected time. This risk is managed by maintaining a balance between continuity of funding and flexibility through the use of overdrafts and trade receivables.

The following tables details the Company’s remaining contractual maturity for its non derivative financial liabilities. The tables have drawn up based on the undiscounted cash flows of financial liabilities based on the earliest date on which the Company can be required to pay.

Liquidity risk management

	Current	Noncurrent	Total
3l December 2009

Borrowings	11,282	2,321	13,603
Trade payables	69,013	—	69,013
Due to related parties	642,160	—	642,160

31 December 2008
Borrowings	4,467	5,118	9,585
Trade payables	10,222	—	15,458
Due to related parties	275,355	—	275,355

TOUCH IT TECHNOLOGIES KOLLEKTIF SIRKETI
RONALD GEORGE MURPHY VE ORTAKLARI
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED
31 DECEMBER 2009 AND 31 DECEMBER 2008

(Amounts are expressed in US Dollars (USD) in full unless otherwise indicated)

(23) SUBSEQUENT EVENTS:

As of 16 February 2010, the share capital of the Company has been changed as follows;

	Amount	%
Ali Riza Tankman	2,700	3%
Andrew Stuart Brabin	30,600	34%
Recep Tankman	27,000	30%
Ronald George Murphy	29,700	33%

	90,000	100%

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